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block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-center+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 12pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Orient Paper Responds to Allegations Made by Muddy Waters, LLC+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgA8-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-WEIGHT: bold+ACIAPg-BAODING, Hebei, China+ADw-/FONT+AD4- +IBM- June 30 2010, +ADw-FONT style+AD0AIg-DISPLAY: inline+ADs- TEXT-DECORATION: underline+ACIAPg-Orient Paper, Inc.+ADw-/FONT+AD4- (AMEX: ONP) (+IBw-Orient Paper+IB0- or the +IBw-Company+IB0-), a leading manufacturer and distributor of diversified paper products in Hebei, China, today announced its response to allegations made via a report issued by Muddy Waters, LLC (+IBw-Muddy Waters+IB0-) on June 28, 2010.+ACY-nbsp+ADsAJg-nbsp+ADs-Muddy Waters claims that as of the date of the report it had a short position in Orient Paper+IBk-s stock.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Orient Paper+IBk-s stock came under increased selling pressure yesterday due to a broader decline in the market and following the publication of a report written by Muddy Waters, which cited certain allegations regarding the Company.+ACY-nbsp+ADsAJg-nbsp+ADs-Muddy Waters claims in the report that as a result of its short position on the day the report was issued it stands to realize significant gains in the event that the price of Orient Paper+IBk-s stock declines.+ACY-nbsp+ADsAJg-nbsp+ADs-Additionally, Muddy Waters states in the report that they make no representation as to the accuracy, timeliness or completeness of the information they provided.+ACY-nbsp+ADsAJg-nbsp+ADs-Furthermore, Muddy Waters has no apparent history of providing credible independent research or any research for that matter as they state this was their +IBw-inaugural report+IB0- and even though their research is +IBw-available as a subscription service+IB0- to institutional investors and they are available for +IBw-confidential due diligence engagements+IB0- they were making an exception with this report which is being provided +IBw-free of charge.+IB0AJg-nbsp+ADsAJg-nbsp+ADs-According to their website, Muddy Waters consists of a two-person team that, based on a review of the bios on their website, has no apparent experience in the paper industry in or outside of China.+ACY-nbsp+ADsAJg-nbsp+ADs-In addition, the team only visited Orient Paper+IBk-s facility once for 90 minutes after a major snowstorm.+ACY-nbsp+ADsAJg-nbsp+ADs-One of the team members is a U.S.-educated former attorney and owner of a self-storage business in Shanghai who is +IBw-proficient+IB0- in Mandarin.+ACY-nbsp+ADsAJg-nbsp+ADs-The other is a native Southern Californian who owns a business that +IBw-supplies products and materials to the global construction industry from China+IB0-, and claims to have worked as an +IBw-equity analyst with a Los Angeles-based investment boutique+IB0- without naming the firm or the period of time he worked there or the position he held.+ACY-nbsp+ADsAJg-nbsp+ADs-The latter team member is also +IBw-fluent in spoken and written Indonesian.+IB0AJg-nbsp+ADsAJg-nbsp+ADs-When this team visited the Company+IBk-s facility in Baoding they offered to write a paid-for research report on Orient Paper, but the Company declined their offer.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-The report issued by Muddy Waters contains many inaccuracies, omissions, fabrications, and unsubstantiated claims with a purpose of having the reader draw a conclusion that +IBw-ONP is a fraud+IB0- whose +IBw-purpose is to raise and misappropriate tens of millions of dollars.+IB0AJg-nbsp+ADsAJg-nbsp+ADs-Orient Paper categorically denies these allegations and has instructed its legal counsel to contact Muddy Waters and explore all legal options against it for publishing and distributing such a report.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Orient Paper is one of the largest paper manufacturers in Hebei Province.+ACY-nbsp+ADsAJg-nbsp+ADs-The Company is listed on the NYSE AMEX market+ADs- has BDO Limited, the Hong Kong member firm of the BDO International network, as its independent auditor+ADs- has three independent directors (out of five total directors) on its board+ADs- and has independent Audit, Nominating, and Compensation committees in place.+ACY-nbsp+ADsAJg-nbsp+ADs-The Company received clean audit and internal control opinions for 2008 and 2009.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Among the many inaccuracies in the report, Muddy Waters points to a +IBw-smoking gun+IB0- that they claim proves Orient Paper +IBw-overstated its 2008 revenue by 27 times.+IB0AJg-nbsp+ADsAJg-nbsp+ADs-The report claims that this supposed +IBw-smoking gun+IB0- is that the audited 2008 PRC financial statements for +IBw-He Bei Oriental Paper Co. Ltd.+IB0-, which they claim is Orient Paper+IBk-s China operating subsidiary, shows revenue of only RMB 16.3 million or approximately +ACQ-2.4 million vs. the +ACQ-65.2 million that Orient Paper claims HBOP generated in its SEC filings.+ACY-nbsp+ADsAJg-nbsp+ADs-The problem with this supposed +IBw-smoking gun+IB0- is that +IBw-He Bei Oriental Paper Co. Ltd.+IB0- is not Orient Paper+IBk-s China operating subsidiary.+ACY-nbsp+ADsAJg-nbsp+ADs-Orient Paper+IBk-s China operating subsidiary is +IBw-Hebei Baoding Orient Paper Milling Co., Ltd+IB0-.+ACY-nbsp+ADsAJg-nbsp+ADs-Even though the names may sound similar, +IBw-He Bei Oriental Paper Co., Ltd.+IB0- is a very small paper manufacturer in Baoding and Orient Paper has no direct or indirect relationship with this company.+ACY-nbsp+ADsAJg-nbsp+ADs-Muddy Waters then goes on to make several additional allegations against Orient Paper throughout the report all based on references to the PRC financial statements of a company that has no association with Orient Paper.+ACY-nbsp+ADsAJg-nbsp+ADs-Orient Paper would like to take this opportunity to emphasize that it has filed consistent financial results in both China and the United States as regards its actual China operating subsidiary +IBw-Hebei Baoding Orient Paper Milling Co., Ltd.+IB0- and is happy to share these PRC financial statements with interested parties.+ACY-nbsp+ADsAJg-nbsp+ADs-Interested parties can logon to the following official PRC website +ADw-FONT style+AD0AIg-DISPLAY: inline+ADs- TEXT-DECORATION: underline+ACIAPg-www.hegs.gov.cn+ADw-/FONT+AD4- to browse these corporate and financial records (please email +ADw-FONT style+AD0AIg-DISPLAY: inline+ADs- TEXT-DECORATION: underline+ACIAPg-info+AEA-orientalpapercorporation.com+ADw-/FONT+AD4- if interested for the necessary passwords).+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgAm-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgAm-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgAm-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV id+AD0-PGBRK style+AD0AIg-MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACIAPg- +ADw-DIV id+AD0-FTR+AD4- +ADw-DIV id+AD0-GLFTR style+AD0AIg-WIDTH: 100+ACUAIg- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 8pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgAm-nbsp+ADs- +ADw-/FONT+AD4APA-/DIV+AD4APA-/DIV+AD4- +ADw-DIV id+AD0-PN style+AD0AIg-PAGE-BREAK-AFTER: always+ADs- WIDTH: 100+ACUAIgA+- +ADw-DIV style+AD0AIg-WIDTH: 100+ACUAOw- TEXT-ALIGN: center+ACIAPgA8-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 8pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgAm-nbsp+ADs- +ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-WIDTH: 100+ACUAOw- TEXT-ALIGN: center+ACIAPg- +ADw-HR style+AD0AIg-COLOR: black+ACI- noShade SIZE+AD0-2+AD4- +ADw-/DIV+AD4APA-/DIV+AD4- +ADw-DIV id+AD0-HDR+AD4- +ADw-DIV id+AD0-GLHDR style+AD0AIg-WIDTH: 100+ACUAIg- align+AD0-right+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 8pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgAm-nbsp+ADs- +ADw-/FONT+AD4APA-/DIV+AD4APA-/DIV+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgAm-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-The report by Muddy Waters further makes the libelous assertion that Orient Paper+IBk-s management has misappropriated proceeds from the Company+IBk-s April 2010 private placement and that the value of the machinery being purchased for the Company+IBk-s new corrugating medium paper production line with an annual production capacity of 360,000 tons is significantly below the +ACQ-27.8 million reported by the Company.+ACY-nbsp+ADsAJg-nbsp+ADs-In fact, Orient Paper has already disclosed a copy of the definitive equipment purchase agreement for this equipment, which is the largest scale such line manufactured to date in China, in an 8-K filing with the SEC on April 12, 2010, that also includes the agreed upon payment schedule.+ACY-nbsp+ADsAJg-nbsp+ADs-To date, Orient Paper has made a +ACQ-5.6 million down payment for this equipment and the remaining proceeds from the private placement remain in the corporate bank account to fund the Company+IBk-s future payment obligations which will be made in additional installments in commensuration with the progress made on equipment installation.+ACY-nbsp+ADsAJg-nbsp+ADs-Orient Paper will make available to all interested parties a copy of the Company+IBk-s recent monthly bank statement and plans to post this document on the Company+IBk-s website in the near future.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Orient Paper is in the process of gathering additional information to provide to investors and interested parties to address the many additional false allegations in the report issued by Muddy Waters and will share that information shortly.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPiAc-We are committed to a high level of corporate governance and stand by the integrity of our financial statements, business operations, customer and supplier relationships, and the use of proceeds from our capital markets activities,+IB0- said Mr. Zhenyong Liu, Chief Executive Officer of Orient Paper.+ACY-nbsp+ADsAJg-nbsp+ADsgHA-The motivation behind this report is transparent and we look forward to providing our investors and other stakeholders with additional information shortly to further rebut these baseless allegations.+ACY-nbsp+ADsAJg-nbsp+ADs-We remain optimistic about our business and reaffirm our ability to achieve the make good target of +ACQ-18.0 million in adjusted net income, or +ACQ-1.21 per fully diluted share, for fiscal year 2010.+IB0APA-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-About Orient Paper, Inc.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Orient Paper, Inc., through its wholly owned subsidiaries, Shengde Holdings, Inc., controls and operates Baoding Shengde Paper Co., Ltd. (+ACI-Baoding Shengde+ACI-), and Hebei Baoding Orient Paper Milling Co., Ltd (+ACI-HBOP+ACI-). Founded in 1996, HBOP is engaged in the production and distribution of products such as corrugating medium paper, offset printing paper, writing paper, and other paper and packaging-related products in China. The Company uses recycled paper as its primary raw material. Baoding Shengde, founded in June 2009 located in Baoding, is engaged in the production and distribution of digital photo paper. As one of the largest paper producers in Hebei Province, China, HBOP is strategically located in Baoding, a city in close proximity to Beijing where the majority of publishing houses are based. Orient Paper is led by an experienced management team committed to diversifying the Company's product offering and delivering tailored services to its customers. For more information, please visit +ADw-FONT style+AD0AIg-DISPLAY: inline+ADs- TEXT-DECORATION: underline+ACIAPg-http://www.orientalpapercorporation.com+ADw-/FONT+AD4-.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-Safe Harbor Statement+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPg-This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements, including but not limited to, anticipated revenues from the digital photo paper business segment+ADs- the actions and initiatives of current and potential competitors+ADs- the Company's ability to introduce new products+ADs- the Company's ability to implement the planned capacity expansion of corrugated medium paper+ADs- market acceptance of new products+ADs- general economic and business conditions+ADs- the ability to attract or retain qualified senior management personnel and research and development staff+ADs- and other risks detailed in the Company's filings with the Securities and Exchange Commission. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the companies and the industry. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results.+ADw-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgA8-/FONT+AD4APA-BR+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-center+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgAjACMAIwA8-/FONT+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 126pt+ADs- TEXT-INDENT: 27pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-left+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgA8-/FONT+AD4APA-BR+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-center+AD4APA-FONT style+AD0AIg-DISPLAY: inline+ADs- FONT-SIZE: 10pt+ADs- FONT-FAMILY: Times New Roman+ACIAPgA8-/FONT+AD4APA-BR+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- MARGIN-LEFT: 0pt+ADs- TEXT-INDENT: 0pt+ADs- MARGIN-RIGHT: 0pt+ACI- align+AD0-justify+AD4AJg-nbsp+ADsAPA-/DIV+AD4- +ADw-DIV style+AD0AIg-DISPLAY: block+ADs- TEXT-INDENT: 0pt+ACIAPgA8-BR+AD4APA-/DIV+AD4APA-/BODY+AD4APA-/HTML+AD4-